Top Series of Variable Annuities

The Ohio National Life Insurance Company

Ohio National Variable Account A

Ohio National Variable Account B

Supplement dated February 19, 2013

to the Prospectuses dated May 1, 2012

The following supplements and amends the prospectuses dated May 1, 2012, as previously supplemented:

The following supplements “Available Funds” in the prospectus.

Available Funds

Effective February 20, 2013, the following is an additional Available Fund under your contract:

Fund	Investment Adviser (Subadviser)
Fidelity® Variable Insurance Products Fund (Service Class 2)
Fidelity® VIP Target Volatility Portfolio	Strategic Advisers, Inc.